UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2020

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, the Board of Directors of Avangrid, Inc. (the “Corporation”), upon the recommendation of its Compensation, Nominating and Corporate Governance Committee, appointed Dennis V. Arriola as Chief Executive Officer of the Corporation, effective July 20, 2020. Mr. Arriola will succeed James Torgerson, who retired as the Corporation’s Chief Executive Officer on June 23, 2020. Prior to the commencement of Mr. Arriola’s service as Chief Executive Officer of the Corporation, Robert Kump, President and Deputy Chief Executive Officer of the Corporation, will act as the interim principal executive officer of the Corporation.

Mr. Kump, age 58, has served as President and Deputy Chief Executive Officer of the Corporation since June 5, 2019. Previously, Mr. Kump served as President and Chief Executive Officer of Avangrid Networks, Inc., a wholly-owned subsidiary of the Corporation, from November 2010 until June 5, 2019, as the Chief Corporate Officer of the Corporation from January 2014 to December 2016, and as the Chief Executive Officer of Avangrid Service Company, an indirect wholly-owned subsidiary of the Corporation, from October 2009 until June 5, 2019. From February 1997 to October 2009, Mr. Kump held various senior leadership positions with the Corporation including as senior vice president and chief financial officer, vice president, controller and chief accounting officer, treasurer, and secretary of the Corporation. Mr. Kump earned a B.A. in accounting from Binghamton University and is a C.P.A. in New York.

Mr. Kump will not receive any additional compensation from the Corporation in connection with his service as interim principal executive officer. There is no arrangement or understanding between Mr. Kump and any other person pursuant to which he was selected for his position. There are no family relationships between Mr. Kump and any director or executive officer of the Corporation. Mr. Kump has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Secretary

Dated: June 26, 2020

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